 Franklin Credit Holding Corporation 8-K
Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF NEW JERSEY
Caption in compliance with D.N.J. LBR 9004-2(c)

McCARTER & ENGLISH, LLP
Lisa S. Bonsall
Scott H. Bernstein
Four Gateway Center
100 Mulberry Street
Newark, New Jersey 07102
Telephone: (973) 622-4444
Facsimile:  (973) 624-7070

Proposed Counsel for Debtor and Debtor-in-Possession

-and-

APPEL & LUCAS, P.C.
Peter J. Lucas (to be admitted Pro Hac Vice)
1660 17th Street, Suite 200
Denver, Colorado 80202
Telephone:  (303) 297-9800
Facsimile:   (877) 495-9161

Counsel to Franklin Credit Management Corporation

In re: FRANKLIN CREDIT HOLDING CORPORATION, Debtor.1	Chapter 11 Case No. 12-24411

ORDER (A) SCHEDULING A COMBINED HEARING ON ADEQUACY OF
DISCLOSURE STATEMENT, ADEQUACY OF SOLICITATION PROCEDURES
AND CONFIRMATION OF  PREPACKAGED PLAN, (B) ESTABLISHING
PROCEDURES FOR OBJECTING TO DISCLOSURE STATEMENT,
SOLICITATION PROCEDURES AND PREPACKAGED PLAN, (C) APPROVING
FORM AND MANNER OF NOTICE OF COMBINED HEARING AND (D) WAIVING
REQUIREMENT FOR MEETINGS OF CREDITORS OR EQUITY SECURITY HOLDERS

The relief set forth on the pages, numbered two (2) through six (6)  is hereby ORDERED.

June 11, 2012                                                                           /s/ D. Steckroth

USBJ

1           Franklin Credit Holding Corporation is located at 101 Hudson St., 25th Fl., Jersey City, New Jersey.  Its tax identification number is 26-3104776.

Page #:	2
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411
Caption of Order:	Order (A) Scheduling a Combined Hearing on Adequacy of Disclosure Statement,
Adequacy of Solicitation Procedures and Confirmation of Prepackaged Plan,
(B) Establishing Procedures for Objecting to the Disclosure Statement, Solicitation
Procedures, and Prepackaged Plan, (C) Approving Form and Manner of Notice of
Combined Hearing, and (D) Waiving Requirement for Meetings of Creditors or
Equity Security Holders.

Upon consideration of the motion (the “Motion”)2 of Franklin Credit Holding Corporation (the “Debtor”) and Franklin Credit Management Corporation (“FCMC,” and together with the Debtor, the “Plan Proponents”) for entry of (i) an order (the “Scheduling Order”) (a) scheduling a combined hearing on the adequacy of the Disclosure Statement, adequacy of the Solicitation Procedures, and confirmation of the Prepackaged Plan (the “Combined Hearing”), (b) approval of the procedures for objecting to the adequacy of the Disclosure Statement, adequacy of the Solicitation Procedures, and confirmation of the Prepackaged Plan; (c) approving form and manner of the Combined Notice and (d) waiving the requirement for meetings of creditors or equity security holders; and (ii) an order (the “Confirmation Order”) (a) approving the adequacy of the Solicitation Procedures, (b) approving the adequacy of the Disclosure Statement and (c) confirming the Prepackaged Plan, and it appearing that this is a core proceeding within the meaning of 28 U.S.C. § 157(b)(2); and it appearing that venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409; and it appearing that this Court has jurisdiction under 28 U.S.C. § 1334; and due and sufficient notice of the Motion having been given under the particular circumstances, and it appearing that no other or further notice need be given; and it appearing that the relief requested is in the best interests of the Debtor, its estate and creditors; and after due deliberation thereon and sufficient cause appearing therefor, it is hereby

2           Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Motion.

Page #:	3
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411
Caption of Order:	Order (A) Scheduling a Combined Hearing on Adequacy of Disclosure Statement,
Adequacy of Solicitation Procedures and Confirmation of Prepackaged Plan,
(B) Establishing Procedures for Objecting to the Disclosure Statement, Solicitation
Procedures, and Prepackaged Plan, (C) Approving Form and Manner of Notice of
Combined Hearing, and (D) Waiving Requirement for Meetings of Creditors or
Equity Security Holders.

ORDERED, ADJUDGED AND DECREED THAT:

1. The Motion shall be, and hereby is, granted to the extent set forth in this Scheduling Order.

2. The Combined Hearing (at which time the Court will consider, the adequacy of the Disclosure Statement, the adequacy of the Solicitation Procedures, and confirmation of the Prepackaged Plan) will be held before the Honorable Donald H. Steckroth, United States Bankruptcy Judge, in court room 3-B of the United States Bankruptcy Court for the District of New Jersey, Martin Luther King, Jr. Federal Building, 50 Walnut Street, Newark, New Jersey 07102, on July 18, 2012 at 10:00 a.m. (prevailing Eastern Time).

3. Any objections to the approval of the adequacy of the Disclosure Statement, the adequacy of the Solicitation Procedures, and confirmation of the Prepackaged Plan must be filed with the Clerk of the United States Bankruptcy Court for the District of New Jersey, together with proof of service thereof, and served by personal service or overnight delivery, so as to be actually received no later than 4:00 p.m. (prevailing Eastern Time) on July 12, 2012 (the “Objection Deadline”) by (i) the attorneys for the Debtor, McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102, Attn.: Lisa S. Bonsall, Esq. and Scott H. Bernstein, Esq.; (ii) the attorneys for Franklin Credit Management Corporation, Appel & Lucas, P.C., 1660 17th Street, Suite 200, Denver, Colorado 80202, Attn.:  Peter J. Lucas, Esq.; (iii) the Office of the United States Trustee for the District of New Jersey, One Newark Center, Suite 2100, Newark, New Jersey 07012; Attn:  Peter J. D’Auria, Esq.; (iv) the attorneys for The Huntington National Bank, administrative agent under the Legacy Credit Agreement and the Licensing Credit Agreement, Porter Wright Morris & Arthur LLP, 41 South High Street Suites 2800-3200, Columbus, Ohio 43215, Attn.: Jack R. Pigman, Esq. and Timothy E. Grady, Esq.; and (v) any persons and entities who have filed a request for notice in the Chapter 11 Case pursuant to Bankruptcy Rule 2002.

Page #:	4
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411
Caption of Order:	Order (A) Scheduling a Combined Hearing on Adequacy of Disclosure Statement,
Adequacy of Solicitation Procedures and Confirmation of Prepackaged Plan,
(B) Establishing Procedures for Objecting to the Disclosure Statement, Solicitation
Procedures, and Prepackaged Plan, (C) Approving Form and Manner of Notice of
Combined Hearing, and (D) Waiving Requirement for Meetings of Creditors or
Equity Security Holders.

4. In addition, any objections to adequacy of the Solicitation Procedures, adequacy of the Disclosure Statement, or confirmation of the Prepackaged Plan must:  (i) be in writing, (ii) comply with the Bankruptcy Rules and the Local Bankruptcy Rules of the United States Bankruptcy Court for the District of New Jersey, (iii) set forth the name of the objector and the nature and amount of any claim or equity interest asserted by the objector against the estate or property of the Debtor, and (iv) state with particularity the legal and factual basis for such objection.

5. Any objections not timely filed and served in the manner set forth in this Scheduling Order may not be considered by this Court and may be overruled by this Court.

6. Parties in interest shall be, and hereby are, authorized to file replies to the objections, if any, to the adequacy of the Solicitation Procedures, adequacy of the Disclosure Statement or confirmation of the Prepackaged Plan on or before July 16, 2012.  Replies to such objections, if any, must be served on the objecting parties and any persons and entities who have filed a request for notice in the Chapter 11 Case pursuant to Bankruptcy Rule 2002.
7. The Debtor shall be, and hereby is, authorized to combine the notice of the Combined Hearing with the notice of commencement of the Chapter 11 Case.

8. The form of Combined Notice is APPROVED, and the Debtor shall be, and hereby is, directed to mail or cause to be mailed a copy of the Combined Notice, in substantially the form attached to the Motion as Exhibit B, as soon as reasonably practicable possible after the entry of this Scheduling Order upon all of Debtor’s known creditors, the record holders of the Interests, the holders of Options, the U.S. Trustee, all parties appearing on the Debtor’s creditors matrix, and all parties requesting notice under Bankruptcy Rule 2002.

Page #:	5
Debtor:	Franklin Credit Holding Corporation
Case No:	12-24411
Caption of Order:	Order (A) Scheduling a Combined Hearing on Adequacy of Disclosure Statement,
Adequacy of Solicitation Procedures and Confirmation of Prepackaged Plan,
(B) Establishing Procedures for Objecting to the Disclosure Statement, Solicitation
Procedures, and Prepackaged Plan, (C) Approving Form and Manner of Notice of
Combined Hearing, and (D) Waiving Requirement for Meetings of Creditors or
Equity Security Holders.

9. The notice procedures set forth above constitute good and sufficient notice of the Combined Hearing and the commencement of the Chapter 11 Case and the deadline and procedures for objecting to the adequacy of the Solicitation Procedures, the adequacy of the Disclosure Statement and confirmation of the Prepackaged Plan, and no other or further notice shall be necessary.

10. The United States Trustee for Region 3, shall be, and hereby is, directed not to convene a meeting of creditors, pursuant to section 341 (a) of the Bankruptcy Code, and a meeting of equity security holders, pursuant to section 341(b) of the Bankruptcy Code, if the Prepackaged Plan is confirmed within sixty (60) days of the Petition Date.   If the Prepackaged Plan is not confirmed by such date, the United States Trustee for Region 3 may, but is not directed to, schedule a Section 341(a) Meeting and/or a Section 341(b) Meeting.

11. The Debtor shall be, and hereby is, authorized and empowered to take all actions necessary to implement the relief granted in this Scheduling Order.

12. This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation or interpretation of this Scheduling Order.